UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-08476
The Gabelli Global Multimedia Trust Inc.
(Exact name of registrant as specified in charter)
One Corporate Center
Rye, New York 10580-1422
(Address of principal executive offices) (Zip code)
Bruce N. Alpert
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422
(Name and address of agent for service)
registrant’s telephone number, including area code: 1-800-422-3554
Date of fiscal year end: December 31
Date of reporting period: December 31, 2010
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
The Report to Shareholders is attached herewith.
The Gabelli Global Multimedia Trust Inc.
Annual Report
December 31, 2010
To Our Shareholders,
     The Sarbanes-Oxley Act requires a fund’s principal executive and financial officers to certify the entire contents of the semi-annual and annual shareholder reports in a filing with the Securities and Exchange Commission (“SEC”) on Form N-CSR. This certification would cover the portfolio managers’ commentary and subjective opinions if they are attached to or a part of the financial statements. Many of these comments and opinions would be difficult or impossible to certify.
     Because we do not want our portfolio managers to eliminate their opinions and/or restrict their commentary to historical facts, we have separated their commentary from the financial statements and investment portfolio and have sent it to you separately. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.
     Enclosed are the audited financial statements including the investment portfolio as of December 31, 2010.
Investment Performance
     For the year ended December 31, 2010, The Gabelli Global Multimedia Trust’s (the “Fund”) net asset value (“NAV”) total return was 27.9% and the total return for the Fund’s publicly traded shares was 33.9%, compared with gains of 15.1% and 12.3% for the Standard & Poor’s (“S&P”) 500 Index and the Morgan Stanley Capital International (“MSCI”) World Free Index, respectively.
     On December 31, 2010, the Fund’s NAV per share was $9.17, while the price of the Fund’s publicly traded shares closed at $8.21 on the New York Stock Exchange (“NYSE”).
Sincerely yours,
Bruce N. Alpert
President
February 25, 2011
Comparative Results

							Since
	Average Annual Returns through December 31, 2010 (a) (Unaudited)						Inception
	Quarter	1 Year	3 Year	5 Year	10 Year	15 Year	(11/15/94)
Gabelli Global Multimedia Trust
NAV Total Return (b)	12.38%	27.90%	(9.98)%	(0.29)%	0.04%	7.19%	7.56%
Investment Total Return (c)	10.53	33.88	(9.35)	1.15	1.05	8.04	7.46
S&P500 Index	10.76	15.08	(2.84)	2.29	1.42	6.77	8.52	(d)
MSCI World Free Index	9.06	12.34	(4.29)	2.99	2.82	5.96	6.89	(d)

(a)	Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end.Performance returns for periods of less than one year are not annualized. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The S&P 500 and MSCI World Free Indices are unmanaged indicators of stock market performance. Dividends are considered reinvested except for the MSCI World Free Index. You cannot invest directly in an index.

(b)	Total returns and average annual returns reflect changes in the NAV per share, reinvestment of distributions at NAV on the ex-dividend date, and adjustments for rights offerings and are net of expenses. Since inception return is based on an initial NAV of $7.50.

(c)	Total returns and average annual returns reflect changes in closing market values on the New York Stock Exchange, reinvestment of distributions, and adjustments for rights offerings. Since inception return is based on an initial offering price of $7.50.

(d)	From November 30, 1994, the date closest to the Fund’s inception for which data is available.

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
Summary of Portfolio Holdings (Unaudited)
The following table presents portfolio holdings as a percent of total investments as of December 31, 2010:

Entertainment	23.3%
Cable	13.3%
Hotels and Gaming	8.4%
Broadcasting	8.0%
Telecommunications: National	7.4%
Computer Software and Services	6.0%
Wireless Communications	5.0%
Satellite	4.8%
Publishing	4.4%
U.S. Government Obligations	4.2%
Telecommunications: Regional	3.4%
Business Services: Advertising	2.0%
Consumer Services	2.0%
Equipment	1.9%
Telecommunications: Long Distance	1.4%
Retail	1.2%
Diversified Industrial	1.0%
Consumer Products	0.7%
Electronics	0.6%
Computer Hardware	0.3%
Financial Services	0.3%
Food and Beverage	0.2%
Business Services	0.2%
Real Estate	0.0%
100.0%
     The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, the last of which was filed for the quarter ended September 30, 2010. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Proxy Voting
     The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30th, no later than August 31st of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.
Update to the By-Laws of The Gabelli Global Multimedia Trust Inc.
     On November 22, 2010, the Board of Directors (the “Board”) of the Fund approved and adopted amendments (the “Amendments”) to the Amended and Restated By-Laws of the Fund (the “By-Laws”). The Amendments were effective as of November 22, 2010. The Amendments set forth changes to the processes and procedures that stockholders of the Fund must follow when proposing director nominations at any annual or special meeting of stockholders, or other business to be considered at an annual meeting of stockholders. In addition, the Amendments set forth changes to the procedures for the conduct of stockholder meetings. The Board also filed Articles Supplementary reflecting the Board’s election to become subject to Section 3-804(c) of the Maryland General Corporation Law, which sets forth certain procedures with respect to vacancies on the board of directors. A summary of the Amendments as well as the revised By-Laws were filed with the Securities and Exchange Commission on Form 8-K on November 29, 2010.

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
SCHEDULE OF INVESTMENTS
December 31, 2010

			Market
Shares		Cost	Value
	COMMON STOCKS — 95.8%
	DISTRIBUTION COMPANIES — 56.9%
	Broadcasting — 8.0%
10,000	Asahi Broadcasting Corp.	$42,567	$53,948
67,000	CBS Corp., Cl. A, Voting	860,373	1,275,010
6,400	Chubu-Nippon Broadcasting Co. Ltd.	46,376	34,684
21,000	Cogeco Inc.	414,096	791,803
2,000	Corus Entertainment Inc., Cl. B, OTC	5,257	44,700
13,000	Corus Entertainment Inc., Cl. B, Toronto	26,464	289,601
66,000	Discovery Communications Inc., Cl. A†	965,047	2,752,200
57,000	Discovery Communications Inc., Cl. C†	534,241	2,091,330
26,000	Fisher Communications Inc.†	942,453	566,800
27,000	Gray Television Inc.†	64,261	50,490
9,000	Grupo Radio Centro SAB de CV, ADR	39,884	84,600
4,550	Lagardere SCA	100,163	187,453
25,000	LIN TV Corp., Cl. A†	67,642	132,500
4,000	M6 Metropole Television SA	35,208	96,749
68,566	Media Prima Berhad	34,965	57,815
3,600	Nippon Television Network Corp.	530,748	566,227
4,650	NRJ Group	22,694	50,332
1,000	NTN Buzztime Inc.†	863	380
500	Radio One Inc., Cl. A†	197	575
3,500	RTL Group SA	134,552	358,732
88,000	Salem Communications Corp., Cl. A	574,488	278,960
45,000	Sinclair Broadcast Group Inc., Cl. A	412,837	368,100
25,000	Societe Television Francaise 1	249,649	434,300
50,000	Television Broadcasts Ltd.	187,673	270,173
125,000	Tokyo Broadcasting System Holdings Inc.	2,397,978	1,775,157
240,000	TV Azteca SA de CV, CPO	58,305	167,709
27,000	UTV Media plc	96,517	57,565

		8,845,498	12,837,893

	Business Services — 0.2%
1,000	Convergys Corp.†	17,738	13,170
6,000	Impellam Group plc†	8,600	16,885
10,000	Monster Worldwide Inc.†	136,250	236,300

		162,588	266,355

	Cable — 13.3%
16,578	Austar United Communications Ltd.†	16,894	16,193
225,000	Cablevision Systems Corp., Cl. A	1,903,770	7,614,000
38,500	Cogeco Cable Inc.	789,219	1,588,323
30,000	Comcast Corp., Cl. A	476,742	659,100
33,000	Comcast Corp., Cl. A, Special	478,442	686,730
20,000	Mediacom Communications Corp., Cl. A†	168,262	169,200
128,690	Rogers Communications Inc., Cl. B, New York	774,365	4,456,535
19,310	Rogers Communications Inc., Cl. B, Toronto	148,207	671,956
40,000	Scripps Networks Interactive Inc., Cl. A	1,704,871	2,070,000
18,000	Shaw Communications Inc., Cl. B, New York	84,642	384,840
78,000	Shaw Communications Inc., Cl. B, Non-Voting, Toronto	105,571	1,674,847
22,000	Time Warner Cable Inc.	919,020	1,452,660

		7,570,005	21,444,384

	Consumer Services — 2.0%
4,000	Bowlin Travel Centers Inc.†	3,022	5,000
4,000	Coinstar Inc.†	98,299	225,760
20,000	H&R Block Inc.	258,838	238,200
25,000	IAC/InterActiveCorp.†	598,480	717,500
110,000	Liberty Media Corp. - Interactive, Cl. A†	706,496	1,734,700
800	Netflix Inc.†	45,138	140,560
25,000	TiVo Inc.†	241,594	215,750

		1,951,867	3,277,470

	Diversified Industrial — 1.0%
22,000	Bouygues SA	595,311	948,258
18,432	Contax Participacoes SA, ADR	7,571	67,277
14,000	General Electric Co.	197,359	256,060
15,000	Jardine Strategic Holdings Ltd.	323,759	415,200
6,000	Malaysian Resources Corp. Berhad	20,385	3,872

		1,144,385	1,690,667

	Entertainment — 6.8%
2,800	British Sky Broadcasting Group plc, ADR	50,468	130,060
20,000	Canal+ Groupe	87,983	134,165
4,005	Chestnut Hill Ventures† (a)	241,092	182,428
277,000	Grupo Televisa SA, ADR†	5,428,023	7,182,610
58,000	Madison Square Garden Inc., Cl. A†	417,901	1,495,240
25,000	Naspers Ltd., Cl. N	1,096,688	1,472,296
6,000	Regal Entertainment Group, Cl. A	80,555	70,440
20,000	Take-Two Interactive Software Inc.†	179,238	244,800

		7,581,948	10,912,039

	Equipment — 1.9%
11,000	American Tower Corp., Cl. A†	131,710	568,040
2,000	Amphenol Corp., Cl. A	7,794	105,560
70,000	Corning Inc.	552,779	1,352,400
2,000	Furukawa Electric Co. Ltd.	7,419	8,991
70,000	Motorola Inc.†	545,973	634,900
9,000	QUALCOMM Inc.	22,469	445,410

		1,268,144	3,115,301

	Financial Services — 0.3%
20,298	BCB Holdings Ltd.†	40,659	23,102
20,000	Kinnevik Investment AB, Cl. A	297,398	406,206
3,000	Tree.com Inc.†	23,302	28,320

		361,359	457,628

	Food and Beverage — 0.2%
3,000	Compass Group plc	21,383	27,175
2,994	Pernod-Ricard SA	190,567	281,504

		211,950	308,679

	Real Estate — 0.0%
1,000	Reading International Inc., Cl. B†	8,358	8,300

See accompanying notes to financial statements.

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2010

				Market
Shares			Cost	Value
		COMMON STOCKS (Continued)
		DISTRIBUTION COMPANIES (Continued)
		Retail — 1.2%
40,000		Best Buy Co. Inc.	$1,354,731	$1,371,600
18,000		HSN Inc.†	302,931	551,520

			1,657,662	1,923,120

		Satellite — 4.8%
1,000		Asia Satellite Telecommunications Holdings Ltd.	1,555	1,737
165,000		DIRECTV, Cl. A†	2,403,470	6,588,450
40,000		DISH Network Corp., Cl. A†	585,614	786,400
8,000		EchoStar Corp., Cl. A†	101,452	199,760
6,000		PT Indosat Tbk, ADR	58,079	174,720
30		SKY Perfect JSAT Holdings Inc.	15,472	11,602

			3,165,642	7,762,669

		Telecommunications: Long Distance — 1.4%
2,000		AT&T Inc.	53,300	58,760
8,000		Brasil Telecom SA, ADR	229,288	175,440
4,500		Brasil Telecom SA, Cl. C, ADR	56,773	40,410
24,000		Philippine Long Distance Telephone Co., ADR	329,883	1,398,480
87,000		Sprint Nextel Corp.†	529,659	368,010
1,000		Startec Global Communications Corp.† (a)	4,645	2
8,000		Sycamore Networks Inc.	171,818	164,720

			1,375,366	2,205,822

		Telecommunications: National — 7.4%
5,000		China Telecom Corp. Ltd., ADR	126,250	261,400
5,000		China Unicom Hong Kong Ltd., ADR	38,450	71,250
65,000		Deutsche Telekom AG, ADR	841,100	832,000
22,000		Elisa Oyj	199,823	478,318
3,000		Fastweb SpA†	55,916	71,800
3,000		France Telecom SA, ADR	48,120	63,240
3,305		Hellenic Telecommunications Organization SA	39,578	27,073
40,000		Level 3 Communications Inc.†	51,890	39,200
500		Magyar Telekom
		Telecommunications plc, ADR	9,650	6,050
5,000		Nippon Telegraph & Telephone Corp.	230,089	226,321
3,000		PT Telekomunikasi Indonesia, ADR	12,340	106,950
6,000		Rostelecom, ADR	41,408	181,980
30,000		Swisscom AG, ADR	750,149	1,321,500
6,000		Telecom Argentina SA, ADR	5,820	149,340
400,000		Telecom Italia SpA	1,056,181	516,884
40,000		Telefonica SA, ADR	1,163,875	2,736,800
37,000		Telefonos de Mexico SAB de CV, Cl. L, ADR	102,138	597,180
16,000		Telekom Austria AG	218,736	224,928
18,172		TeliaSonera AB	51,070	144,011
2,400		Telstra Corp. Ltd., ADR	30,324	34,440
20,000		tw telecom inc.†	341,155	341,000
58,000		Verizon Communications Inc.	1,998,114	2,075,240
89,000		VimpelCom Ltd., ADR	118,168	1,338,560

			7,530,344	11,845,465

		Telecommunications: Regional — 3.4%
4,266	(b)	Bell Aliant Regional Communications Income Fund	67,481	111,509
2,537	(b)	Bell Aliant Regional Communications Income Fund (a)(c)	40,134	66,315
70,000		Cincinnati Bell Inc.†	367,032	196,000
2,000		NII Holdings Inc.†	79,523	89,320
17,000		Tele Norte Leste Participacoes SA, ADR	225,789	249,900
59,000		Telephone & Data Systems Inc.	2,316,416	2,156,450
39,000		Telephone & Data Systems Inc., Special	1,674,572	1,229,280
24,000		TELUS Corp.	439,742	1,097,777
8,000		TELUS Corp., Non-Voting	201,406	348,480

			5,412,095	5,545,031

		Wireless Communications — 5.0%
41,000		America Movil SAB de CV, Cl. L, ADR	298,879	2,350,940
2,000		Clearwire Corp., Cl. A†	14,657	10,300
2,513		Grupo Iusacell SA de CV† (a)	9,492	0
240,000		Jasmine International Public Co. Ltd. (a)	5,040	15,923
10,000		Millicom International Cellular SA	790,334	956,000
1,428		Nextwave Wireless Inc.†	924	1,000
900		NTT DoCoMo Inc.	1,400,085	1,571,868
17,790		Orascom Telecom Holding SAE, GDR† (d)	107,369	64,934
34,000		SK Telecom Co. Ltd., ADR	761,600	633,420
2,500		Tim Participacoes SA, ADR	33,152	85,350
3,000		Turkcell Iletisim Hizmetleri A/S, ADR	45,478	51,390
31,000		United States Cellular Corp.†	1,174,451	1,548,140
13,000		Vivo Participacoes SA, ADR	299,091	423,670
11,000		Vodafone Group plc, ADR	232,258	290,730

			5,172,810	8,003,665

		TOTAL DISTRIBUTION COMPANIES	53,420,021	91,604,488

		COPYRIGHT/CREATIVITY COMPANIES — 38.9%
		Business Services: Advertising — 2.0%
118,700		Clear Channel Outdoor Holdings Inc., Cl. A†	1,846,276	1,666,548
18,000		Harte-Hanks Inc.	132,700	229,860
6,000		Havas SA	28,900	31,189
10,000		JC Decaux SA†	231,338	307,685
2,000		Publicis Groupe	13,971	104,232
99,500		SearchMedia Holdings Ltd.†	589,373	306,460
60,000		The Interpublic Group of Companies Inc.†	466,075	637,200
9,000		Trans-Lux Corp.†	64,915	1,440

			3,373,548	3,284,614

		Computer Hardware — 0.3%
1,600		Apple Inc.†	253,827	516,096

		Computer Software and Services — 6.0%
78,000		Activision Blizzard Inc.	548,947	970,320
21,500		Alibaba.com Ltd.	37,826	38,559
50,000		eBay Inc.†	1,146,370	1,391,500
88,500		Electronic Arts Inc.†	1,581,471	1,449,630
See accompanying notes to financial statements.

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2010

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	COPYRIGHT/CREATIVITY COMPANIES (Continued)
	Computer Software and Services (Continued)
5,000	Google Inc., Cl. A†	$2,152,112	$2,969,850
170,000	Yahoo! Inc.†	2,943,517	2,827,100

		8,410,243	9,646,959

	Consumer Products — 0.7%
2,000	Nintendo Co. Ltd.	644,188	587,018
14,000	Nintendo Co. Ltd., ADR	525,184	508,620

		1,169,372	1,095,638

	Electronics — 0.6%
3,500	IMAX Corp.†	24,453	98,175
30,000	Intel Corp.	704,379	630,900
3,000	Koninklijke Philips Electronics NV	24,682	92,100
20,000	Zoran Corp.†	123,100	176,000

		876,614	997,175

	Entertainment — 16.5%
17,000	Ascent Media Corp., Cl. A†	459,308	658,920
19,000	Crown Media Holdings Inc., Cl. A†	75,509	49,780
20,000	DreamWorks Animation SKG Inc., Cl. A†	481,432	589,400
60,000	GMM Grammy Public Co. Ltd.	45,782	30,254
72,000	Liberty Global Inc., Cl. A†	925,960	2,547,360
72,000	Liberty Global Inc., Cl. C†	889,648	2,440,080
74,000	Liberty Media Corp. — Capital, Cl. A†	1,028,870	4,629,440
10,000	Liberty Media Corp. — Starz, Cl. A†	44,740	664,800
12,023	Live Nation Entertainment Inc.†	125,163	137,303
17,000	STV Group plc†	13,537	32,866
70,000	Time Warner Inc.	2,248,994	2,251,900
205,000	Universal Entertainment Corp.†	4,775,558	5,991,686
53,000	Viacom Inc., Cl. A	1,117,913	2,430,580
6,000	Viacom Inc., Cl. B	130,536	237,660
140,000	Vivendi	3,029,114	3,779,081
2,000	World Wrestling Entertainment Inc., Cl. A	18,680	28,480

		15,410,744	26,499,590

	Hotels and Gaming — 8.4%
55,000	Boyd Gaming Corp.†	273,911	583,000
84,000	Gaylord Entertainment Co.†	1,903,373	3,018,960
4,200	Greek Organization of Football Prognostics SA	45,444	72,626
70,000	International Game Technology	1,805,034	1,238,300
18,000	Interval Leisure Group Inc.†	349,536	290,520
610,000	Ladbrokes plc	3,717,465	1,166,931
35,000	Las Vegas Sands Corp.†	326,433	1,608,250
90,000	Melco Crown Entertainment Ltd., ADR†	630,724	572,400
27,000	MGM Resorts International†	113,392	400,950
18,000	Penn National Gaming Inc.†	481,248	632,700
40,000	Pinnacle Entertainment Inc.†	146,328	560,800
6,600	Starwood Hotels & Resorts Worldwide Inc.	141,253	401,148
30,000	Wynn Macau Ltd.	38,825	67,157
28,000	Wynn Resorts Ltd.	905,659	2,907,520

		10,878,625	13,521,262

	Publishing — 4.4%
20,000	Arnoldo Mondadori Editore SpA†	63,827	70,824
75,000	Belo Corp., Cl. A†	416,839	531,000
2,833	Golden Books Family Entertainment Inc.† (a)	0	0
70,000	Il Sole 24 Ore SpA†	243,920	129,368
800	John Wiley & Sons Inc., Cl. B	5,693	36,440
13,000	Meredith Corp.	413,375	450,450
5,263	Nation International Edutainment Public Co. Ltd.	421	1,030
100,000	Nation Multimedia Group Public Co. Ltd.† (a)	84,677	36,822
205,000	News Corp., Cl. A	2,267,186	2,984,800
40,000	News Corp., Cl. B	396,739	656,800
974,000	Post Publishing Public Co. Ltd. (a)	47,100	136,997

4,000	PRIMEDIA Inc.	4,530	16,800
1,000	Scholastic Corp.	16,500	29,540
252,671	Singapore Press Holdings Ltd.	742,032	783,598
600	Spir Communication†	13,551	17,760
10,000	Telegraaf Media Groep NV	185,357	199,778
6,000	The E.W. Scripps Co., Cl. A†	35,180	60,900
19,000	The McGraw-Hill Companies Inc.	658,305	691,790
11,091	United Business Media Ltd.	76,608	119,314
3,000	Wolters Kluwer NV	67,969	65,746

		5,739,809	7,019,757

	TOTAL COPYRIGHT/ CREATIVITY COMPANIES	46,112,782	62,581,091

	TOTAL COMMON STOCKS	99,532,803	154,185,579

	WARRANTS — 0.0%
	Broadcasting — 0.0%
2,250	Granite Broadcasting Corp., Ser. A, expire 06/04/12† (a)	0	0
254	Granite Broadcasting Corp., Ser. B, expire 06/04/12† (a)	0	0
10,244	Media Prima Berhad, expire 12/31/14†	2,145	3,389

		2,145	3,389

	Business Services: Advertising — 0.0%
99,500	SearchMedia Holdings Ltd., expire 11/19/11†	206,627	24,875

	TOTAL WARRANTS	208,772	28,264

Principal
Amount
	U.S. GOVERNMENT OBLIGATIONS — 4.2%
$6,781,000	U.S. Treasury Bills, 0.065% to 0.200%††, 02/03/11 to 07/28/11	6,778,472	6,778,937

TOTAL INVESTMENTS — 100.0%		$106,520,047	160,992,780

Notional		Termination	Unrealized
Amount		Date	Depreciation
$10,000,000	Interest Rate Swap Agreement	04/04/13	(803,107)

Market
Value
Other Assets and Liabilities (Net)	(956,960)
See accompanying notes to financial statements.

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2010

Market
Value
PREFERRED STOCK
(791,614 preferred shares outstanding)	$(34,775,350)

NET ASSETS — COMMON STOCK
(13,575,669 common shares outstanding)	$124,457,363

NET ASSET VALUE PER COMMON SHARE
($124,457,363 ÷ 13,575,669 shares outstanding)	$9.17

(a)	Security fair valued under procedures established by the Board of Directors. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At December 31, 2010, the market value of fair valued securities amounted to $438,487 or 0.27% of total investments.

(b)	Denoted in units.

(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2010, the market value of Rule 144A securities amounted to $66,315 or 0.04% of total investments.

(d)	Security illiquid and purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. At December 31, 2010, the market value of the Regulation S security amounted to $64,934 or 0.04% of total investments, which was valued under methods approved by the Board of Directors as follows:

				12/31/10
Acquisition		Acquisition	Acquisition	Carrying Value
Shares	Issuer	Date	Cost	Per Unit
17,790	Orascom Telecom Holding SAE, GDR	10/23/09	$107,369	$3.6500

†	Non-income producing security.

††	Represents annualized yield at date of purchase.

ADR	American Depositary Receipt

CPO	Ordinary Participation Certificate

GDR	Global Depositary Receipt

	% of
	Market	Market
Geographic Diversification	Value	Value
North America	69.9%	$112,523,512
Europe	11.5	18,560,150
Latin America	7.5	12,079,884
Japan	7.0	11,336,123
Asia/Pacific	3.1	4,955,881
South Africa	0.9	1,472,296
Africa/Middle East	0.1	64,934

Total Investments	100.0%	$160,992,780

See accompanying notes to financial statements.

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2010

Assets:
Investments, at value (cost $106,520,047)	$160,992,780
Foreign currency, at value (cost $1,577)	1,603
Cash	19,180
Receivable for investments sold	503,962
Dividends receivable	115,559
Deferred offering expense	104,456
Prepaid expense	4,641

Total Assets	161,742,181

Liabilities:
Payable for investments purchased	493,367
Distributions payable	16,911
Deferred tax liability (Note 2)	15,208
Payable for investment advisory fees	452,805
Payable for payroll expenses	17,210
Payable for accounting fees	7,500
Payable for legal and audit fees	420,060
Unrealized depreciation on swap contracts	803,107
Payable for rights offering expenses	98,501
Other accrued expenses	184,799

Total Liabilities	2,509,468

Preferred Stock:
Series B Cumulative Preferred Stock (6.000%, $25 liquidation value, $0.001 par value, 1,000,000 shares authorized with 791,014 shares issued and outstanding)	19,775,350
Series C Cumulative Preferred Stock (Auction Rate, $25,000 liquidation value, $0.001 par value, 1,000 shares authorized with 600 shares issued and outstanding)	15,000,000

Total Preferred Stock	34,775,350

Net Assets Attributable to Common Shareholders	$124,457,363

Net Assets Attributable to Common Shareholders Consist of:
Paid-in capital	$93,108,462
Undistributed net investment income	34,850
Accumulated net realized loss on investments, swap contracts, and foreign currency transactions	(22,342,489)
Net unrealized appreciation on investments	54,457,525
Net unrealized depreciation on swap contracts	(803,107)
Net unrealized appreciation on foreign currency translations	2,122

Net Assets	$124,457,363

Net Asset Value per Common Share:
($124,457,363 ÷ 13,575,669 shares outstanding at $0.001 par value; 196,750,000 shares authorized)	$9.17

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2010

Investment Income:
Dividends (net of foreign withholding taxes of $228,496)	$2,566,842
Interest	15,231

Total Investment Income	2,582,073

Expenses:
Investment advisory fees	1,470,029
Legal and audit fees	1,230,581
Shareholder communications expenses	284,040
Directors’ fees	105,561
Offering expense related to the shelf registration (See Note 5)	87,001
Payroll expenses	75,143
Shareholder services fees	73,407
Custodian fees	67,448
Accounting fees	45,000
Auction agent fees	12,174
Interest expense	149
Miscellaneous expenses	132,384

Total Expenses	3,582,917

Less:
Custodian fee credits	(5)

Net Expenses	3,582,912

Net Investment Loss	(1,000,839)

Net Realized and Unrealized Gain/(Loss) on Investments, Swap Contracts, and Foreign Currency:
Net realized gain on investments	2,548,804
Net realized loss on swap contracts	(412,998)
Net realized loss on foreign currency transactions	(1,899)

Net realized gain on investments, swap contracts, and foreign currency transactions	2,133,907

Net change in unrealized appreciation/depreciation:
on investments (a)	28,029,737
on swap contracts	(73,546)
on foreign currency translations	193

Net change in unrealized appreciation/depreciation on investments, swap contracts, and foreign currency translations	27,956,384

Net Realized and Unrealized Gain/(Loss) on Investments, Swap Contracts, and Foreign Currency	30,090,291

Net Increase in Net Assets Resulting from Operations	29,089,452

Total Distributions to Preferred Shareholders	(1,229,368)

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	$27,860,084

(a)	Net of change of deferred Thailand Capital Gains Tax of $15,208.
See accompanying notes to financial statements.

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
STATEMENT OF CHANGES IN NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS

	Year Ended	Year Ended
	December 31, 2010	December 31, 2009
Operations:
Net investment income/(loss)	$(1,000,839)	$746,422
Net realized gain/(loss) on investments, swap contracts, and foreign currency transactions	2,133,907	(15,050,181)
Net change in unrealized appreciation/depreciation on investments, swap contracts, and foreign currency translations	27,956,384	47,442,852

Net Increase in Net Assets Resulting from Operations	29,089,452	33,139,093

Distributions to Preferred Shareholders:
Net investment income	(1,229,368)	(337,017)
Net realized short-term gain	—	—
Return of capital	—	(953,169)

Total Distributions to Preferred Shareholders	(1,229,368)	(1,290,186)

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	27,860,084	31,848,907

Distributions to Common Shareholders:
Net investment income	(952,685)	—
Return of capital	(7,198,350)	—

Total Distributions to Common Shareholders	(8,151,035)	—

Fund Share Transactions:
Net decrease from repurchase of common shares	(1,637,367)	(1,130,743)
Net increase in net assets from repurchase of preferred shares	49	48,003

Net Decrease in Net Assets from Fund Share Transactions	(1,637,318)	(1,082,740)

Net Increase in Net Assets Attributable to Common Shareholders	18,071,731	30,766,167

Net Assets Attributable to Common Shareholders:
Beginning of period	106,385,632	75,619,465

End of period (including undistributed net investment income of $34,850 and $24,126, respectively)	$124,457,363	$106,385,632

See accompanying notes to financial statements.

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period:

	Year Ended December 31,
	2010	2009	2008	2007		2006
Operating Performance:
Net asset value, beginning of period	$7.70	$5.40	$14.39	$14.09		$11.77

Net investment income/(loss)	(0.07)	0.05	0.14	0.10		0.29
Net realized and unrealized gain/(loss) on investments, swap contracts, deferred taxes, and foreign currency transactions	2.22	2.33	(8.41)	1.15		2.85

Total from investment operations	2.15	2.38	(8.27)	1.25		3.14

Distributions to Preferred Shareholders:(a)
Net investment income	(0.09)	(0.02)	(0.13)	(0.02)		(0.07)
Net realized gain	—	—	—	(0.18)		(0.12)
Return of capital	—	(0.07)	(0.03)	—		—

Total distributions to preferred shareholders	(0.09)	(0.09)	(0.16)	(0.20)		(0.19)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	2.06	2.29	(8.43)	1.05		2.95

Distributions to Common Shareholders:
Net investment income	(0.07)	—	—	(0.08)		(0.23)
Net realized gain	—	—	—	(0.67)		(0.40)
Return of capital	(0.53)	—	(0.57)	(0.00	)(e)	—

Total distributions to common shareholders	(0.60)	—	(0.57)	(0.75)		(0.63)

Fund Share Transactions:
Increase in net asset value from repurchase of common shares	0.01	0.01	0.00 (e)	0.00	(e)	0.00 (e)
Increase in net asset value from repurchase of preferred shares	0.00 (e)	0.00 (e)	0.01	—		—

Total fund share transactions	0.01	0.01	0.01	0.00	(e)	0.00 (e)

Net Asset Value Attributable to Common Shareholders, End of Period	$9.17	$7.70	$5.40	$14.39		$14.09

NAV total return †	28.76%	42.59%	(59.40)%	8.03%		26.65%

Market value, end of period	$8.21	$6.63	$4.45	$12.89		$12.27

Investment total return ††	33.88%	48.99%	(62.65)%	11.13%		27.89%

See accompanying notes to financial statements.

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
FINANCIAL HIGHLIGHTS (Continued)
Selected data for a share outstanding throughout each period:

	Year Ended December 31,
	2010	2009	2008	2007	2006
Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of period (in 000’s)	$159,232	$141,164	$122,401	$251,334	$247,412
Net assets attributable to common shares, end of period (in 000’s)	$124,457	$106,386	$75,619	$201,506	$197,584
Ratio of net investment income/(loss) to average net assets attributable to common shares before preferred share distributions	(0.89)%	0.88%	1.40%	0.46%	2.17%
Ratio of operating expenses to average net assets attributable to common shares before fees waived	3.19%	2.46%	1.89%	—	—
Ratio of operating expenses to average net assets attributable to common shares net of advisory fee reduction, if any	3.19%	2.43%	1.54%	1.62%	1.79%
Ratio of operating expenses to average net assets including liquidation value of preferred shares before fees waived	2.44%	1.70%	1.40%	—	—
Ratio of operating expenses to average net assets including liquidation value of preferred shares net of advisory fee reduction, if any	2.44%	1.68%	1.14%	1.32%	1.39%
Portfolio turnover rate †††	9.4%	9.6%	14.5%	14.5%	9.8%

Preferred Stock:
6.00% Series B Cumulative Preferred Stock
Liquidation value, end of period (in 000’s)	$19,775	$19,778	$24,281	$24,828	$24,828
Total shares outstanding (in 000’s)	791	791	971	993	993
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00
Average market value (b)	$25.07	$23.53	$22.59	$24.14	$24.12
Asset coverage per share	$114.47	$101.48	$65.41	$126.10	$124.13
Series C Auction Rate Cumulative Preferred Stock
Liquidation value, end of period (in 000’s)	$15,000	$15,000	$22,500	$25,000	$25,000
Total shares outstanding (in 000’s)	1	1	1	1	1
Liquidation preference per share	$25,000	$25,000	$25,000	$25,000	$25,000
Average market value (c)	$25,000	$25,000	$25,000	$25,000	$25,000
Asset coverage per share	$114,472	$101,475	$65,411	$126,101	$124,134
Asset Coverage (d)	458%	406%	262%	504%	497%

†	Based on net asset value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan.

††	Based on market value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan.

†††	Effective in 2008, a change in accounting policy was adopted with regard to the calculation of the portfolio turnover rate to include cash proceeds due to mergers. Had this policy been adopted retroactively, the portfolio turnover rate for the years ended December 31, 2007 and 2006 would have been 14.8% and 16.5%, respectively.

(a)	Calculated based upon average common shares outstanding on the record dates throughout the year.

(b)	Based on weekly prices.

(c)	Based on weekly auction prices. Since February 2008, the weekly auctions have failed. Holders that have submitted orders have not been able to sell any or all of their stock in the auction.

(d)	Asset coverage is calculated by combining all series of preferred stock.

(e)	Amount represents less than $0.005 per share.
See accompanying notes to financial statements.

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
NOTES TO FINANCIAL STATEMENTS
1. Organization. The Gabelli Global Multimedia Trust Inc. (the “Fund”) is a non-diversified closed-end management investment company organized as a Maryland corporation on March 31, 1994 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund commenced investment operations on November 15, 1994.
     The Fund’s investment objective is long-term growth of capital. The Fund will invest at least 80% of its assets, under normal market conditions, in common stock and other securities, including convertible securities, preferred stock, options, and warrants of companies in the telecommunications, media, publishing, and entertainment industries (the “80% Policy”). The 80% Policy may be changed without shareholder approval. The Fund will provide shareholders with notice at least sixty days prior to the implementation of any change in the 80% Policy.
2. Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
     Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).
     Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.
     Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.
     The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:
•	Level 1 — quoted prices in active markets for identical securities;

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 — significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
     A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of December 31, 2010 is as follows:

	Valuation Inputs
	Level 1	Level 2	Level 3	Total
	Quoted	Other Significant	Significant	Market Value
	Prices	Observable Inputs	Unobservable Inputs	at 12/31/10
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Distribution Companies
Entertainment	$10,729,611	—	$182,428	$10,912,039
Telecommunications: Long Distance	2,205,820	—	2	2,205,822
Telecommunications: Regional	5,478,716	$66,315	—	5,545,031
Wireless Communications	7,987,742	15,923	0	8,003,665
Other Industries (a)	64,937,931	—	—	64,937,931
Copyright/Creativity Companies
Publishing	6,845,938	173,819	0	7,019,757
Other Industries (a)	55,561,334	—	—	55,561,334

Total Common Shares	153,747,092	256,057	182,430	154,185,579

Warrants:
Broadcasting	3,389	—	0	3,389
Business Services: Advertising	24,875	—	—	24,875

Total Warrants	28,264	—	0	28,264

U.S. Government Obligations	—	6,778,937	—	6,778,937

TOTAL INVESTMENTS IN SECURITIES — ASSETS	$153,775,356	$7,034,994	$182,430	$160,992,780

OTHER FINANCIAL INSTRUMENTS:
LIABILITIES (Unrealized Depreciation): *
INTEREST RATE CONTRACT:
Interest Rate Swap Agreement	$—	$(803,107)	$—	$(803,107)

(a)	Please refer to the Schedule of Investments (“SOI”) for the industry classifications of these portfolio holdings.

*	Other financial instruments are derivatives reflected in the SOI, such as futures, forwards, and swaps, which are valued at appreciation/depreciation of the instrument.
          The Fund did not have significant transfers between Level 1 and Level 2 during the year ended December 31, 2010.
          The following table reconciles Level 3 investments for which significant unobservable inputs were used to determine fair value:

									Net change
									in unrealized
									appreciation/
									depreciation
				Change in					during the
	Balance	Accrued	Realized	unrealized	Net	Transfers	Transfers	Balance	period on Level 3
	as of	discounts/	gain/	appreciation/	purchases/	into	out of	as of	investments held
	12/31/09	(premiums)	(loss)	depreciation†	(sales)	Level 3††	Level 3††	12/31/10	at 12/31/10†

INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Distribution Companies
Entertainment	$135,089	$—	$—	$47,339	$—	$—	$—	$182,428	$47,339
Telecommunications: Long Distance	2	—	—	—	—	—	—	2	—
Wireless Communications	0	—	—	(9,952)	(0)	9,952	—	0	(9,952)
Copyright/Creativity Companies
Computer Software and Services	10	—	(2,150)	2,140	—	—	—	—	—
Publishing	0	—	—	—	—	—	—	0	—

Total Common Stocks	135,101	—	(2,150)	39,527	(0)	9,952	—	182,430	37,387

Preferred Stocks	0	—	(196,201)	196,201	(0)	—	—	—	—
Warrants	0	—	—	(2)	—	2	(0)	0	(2)

TOTAL INVESTMENTS IN SECURITIES	$135,101	$—	$(198,351)	$235,726	$(0)	$9,954	$(0)	$182,430	$37,385

†	Net change in unrealized appreciation/depreciation on investments is included in the related amounts in the Statement of Operations.

††	The Fund’s policy is to recognize transfers into and transfers out of Level 3 as of the beginning of the reporting period.

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
     In January 2010, the Financial Accounting Standards Board (“FASB”) issued amended guidance to improve disclosure about fair value measurements which requires additional disclosures about transfers between Levels 1 and 2 and separate disclosures about purchases, sales, issuances, and settlements in the reconciliation of fair value measurements using significant unobservable inputs (Level 3). FASB also clarified existing disclosure requirements relating to the levels of disaggregation of fair value measurement and inputs and valuation techniques used to measure fair value. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2009 and interim periods within those fiscal years. Management has adopted the amended guidance and determined that there was no material impact to the Fund’s financial statements except for additional disclosures made in the notes. Disclosures about purchases, sales, issuances, and settlements in the rollforward of activity in Level 3 fair value measurements are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. Management is currently evaluating the impact of the additional disclosure requirements on the Fund’s financial statements.
Derivative Financial Instruments.
The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purpose of hedging or protecting its exposure to interest rate movements and movements in the securities markets, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.
The Fund’s derivative contracts held at December 31, 2010, if any, are not accounted for as hedging instruments under GAAP.
Swap Agreements. The Fund may enter into interest rate swap or cap transactions for the purpose of hedging or protecting its exposure to interest rate movements and movements in the securities markets. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay periodically to the other party (which is known as the “counterparty”) a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund periodically a variable rate payment that is intended to approximate the Fund’s variable rate payment obligation on the Series C Auction Rate Cumulative Preferred Stock (“Series C Stock”). In an interest rate cap, the Fund would pay a premium to the counterparty and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from that counterparty payments of the difference based on the notional amount of such cap. Swaps and cap transactions introduce additional risk because the Fund would remain obligated to pay preferred stock dividends when due in accordance with the Articles Supplementary even if the counterparty defaulted. In a swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at the time a swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.
Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be received or paid on swaps, is reported as unrealized gain or loss in the Statement of Operations. A realized gain or loss is recorded upon receipt or payment of a periodic payment or termination of swap agreements.
The Fund has entered into an interest rate swap agreement with Citibank N.A. Under the agreement, the Fund receives a floating rate of interest and pays a respective fixed rate of interest on the nominal value of the swap. Details of the swap at December 31, 2010 are reflected within the Schedule of Investments and further details are as follows:

Notional		Floating Rate*	Termination	Net Unrealized
Amount	Fixed Rate	(rate reset monthly)	Date	Depreciation
$10,000,000	4.32000%	0.26563%	4/04/13	$(803,107)

*	Based on LIBOR (London Interbank Offered Rate).
Current notional amounts are an indicator of the average volume of the Fund’s derivative activities during the year ended December 31, 2010.

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
As of December 31, 2010, the value of interest rate swap agreements can be found in the Statement of Assets and Liabilities under Liabilities, Unrealized depreciation on swap contracts. For year ended December 31, 2010, the effect of interest rate swap agreements can be found in the Statement of Operations under Net Realized and Unrealized Gain/(Loss) on Investments, Swap Contracts, Deferred Taxes, and Foreign Currency, Net realized loss on swap contracts and Net change in unrealized depreciation on swap contracts.
Futures Contracts. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are included in unrealized appreciation/depreciation on investments and futures contracts. The Fund recognizes a realized gain or loss when the contract is closed.
There are several risks in connection with the use of futures contracts as a hedging instrument. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. During the year ended December 31, 2010, the Fund held no investments in futures contracts.
Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. During the year ended December 31, 2010, the Fund held no investments in forward foreign exchange contracts.
     Repurchase Agreements. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System, or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. It is the policy of the Fund to receive and maintain securities as collateral whose market value is not less than their repurchase price. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At December 31, 2010, the Fund held no investments in repurchase agreements.
     Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/loss on investments.
     Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
     Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
     Restricted and Illiquid Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are illiquid. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. For the restricted and illiquid securities the Fund held as of December 31, 2010, refer to the Schedule of Investments.
     Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.
     Custodian Fee Credits and Interest Expense. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 2.00% above the federal funds rate on outstanding balances. This amount, if any, would be included in “interest expense” in the Statement of Operations.
     Distributions to Shareholders. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to a write-off of the current year net operating loss, recharacterization of distributions, swap contract reclasses, and disallowed expenses related to offering expense. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2010, reclassifications were made to decrease accumulated net investment loss by $3,193,616 and to decrease accumulated net realized loss on investments, swap contracts, and foreign currency transactions by $414,960, with an offsetting adjustment to paid-in capital.
     Distributions to shareholders of the Fund’s 6.00% Series B Cumulative Preferred Stock and Series C Auction Rate Cumulative Preferred Stock (“Cumulative Preferred Stock”) are recorded on a daily basis and are determined as described in Note 5.
     In June 2010, the Fund reinstituted a fixed distribution policy that was not in effect during 2009. Under the policy, the Fund declares and pays quarterly distributions. The actual source of the distribution is determined after the end of the calendar year. To the extent such distributions are made from current earnings and profits, they are considered ordinary income or long-term capital gains. The Fund’s current distribution policy may restrict the Fund’s ability to pay out all of its net realized long-term capital gains as a Capital Gain Dividend. Distributions sourced from paid-in capital should not be considered the current yield or the total return from an investment in the Fund.
The tax character of distributions paid during the years ended December 31, 2010 and December 31, 2009 was as follows:

	Year Ended		Year Ended
	December 31, 2010		December 31, 2009
	Common	Preferred	Common	Preferred
Distributions paid from:
Ordinary income	$952,685	$1,229,368	$—	$337,017
Return of capital	7,198,350	—	—	953,169

Total distributions paid	$8,151,035	$1,229,368	$—	$1,290,186

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
     Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.
     As of December 31, 2010, the components of accumulated earnings/losses on a tax basis were as follows:

Accumulated capital loss carryforwards	$(16,202,530)
Net unrealized appreciation on investments	48,338,343
Net unrealized depreciation on swap contracts and foreign currency translations	(816,193)
Other temporary differences*	29,281

Total	$31,348,901

*	Other temporary differences are primarily due to adjustments on distribution payables and swap contract adjustments.
     At December 31, 2010, the Fund had net capital loss carryforwards for federal income tax purposes of $16,202,530 which are available to reduce future required distributions of net capital gains to shareholders. $2,832,686 of the loss carryforward is available through 2016; and $13,369,844 is available through 2017.
     During the year ended December 31, 2010, the Fund utilized capital loss carryforwards of $2,195,337.
     At December 31, 2010, the temporary difference between book basis and tax basis net unrealized appreciation on investments was primarily due to deferral of losses from wash sales for tax purposes, mark-to-market adjustments on investments in passive foreign investment companies, basis adjustments for investments in partnerships, basis adjustments on qualified five year tax gains, and return of capital adjustments on securities.
The following summarizes the tax cost of investments and the related net unrealized appreciation at December 31, 2010:

		Gross	Gross
		Unrealized	Unrealized	Net Unrealized
	Cost	Appreciation	Depreciation	Appreciation
Investments	$112,654,437	$63,133,770	$(14,795,427)	$48,338,343
     The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended December 31, 2010, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2010, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. Tax years ended December 31, 2007 through December 31, 2010 remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.
3. Agreements and Transactions with Affiliates. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of the Fund’s average weekly net assets including the liquidation value of preferred stock. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs. The Adviser has agreed to reduce the management fee on the incremental assets attributable to the Cumulative Preferred Stock if the total return of the NAV of the common shares of the Fund, including distributions and advisory fee subject to reduction, does not exceed the stated dividend rate or corresponding swap rate of each particular series of the Cumulative Preferred Stock for the year.
     The Fund’s total return on the NAV of the common shares is monitored on a monthly basis to assess whether the total return on the NAV of the common shares exceeds the stated dividend rate or corresponding swap rate of each particular series of Cumulative Preferred Stock for the period. For the year ended December 31, 2010, the Fund’s total return on the NAV of the common shares exceeded the stated dividend rate or net swap expense of the outstanding Preferred Stock. Thus, advisory fees were accrued on the assets attributable to all Preferred Stock.
     During year ended December 31, 2010, the Fund paid brokerage commissions on security trades of $28,930 to Gabelli & Company, Inc. (“Gabelli & Co.”), an affiliate of the Adviser.
     The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement between the Fund and the Adviser. During the year ended December 31, 2010, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
     As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although officers may receive incentive based variable compensation from affiliates of the Adviser) and pays its allocated portion of the cost of the Fund’s Chief Compliance Officer. For the year ended December 31, 2010 the Fund paid or accrued $75,143 in payroll expenses in the Statement of Operations.
     The Fund pays each Director who is not considered an affiliated person an annual retainer of $6,000 plus $500 for each Board meeting attended and each Director is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended, the Audit Committee Chairman receives an annual fee of $3,000, the Nominating Committee Chairman receives an annual fee of $2,000, and the Lead Director receives an annual fee of $1,000. A Director may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.
4. Portfolio Securities. Purchases and sales of securities for the year ended December 31, 2010, other than short-term securities and U.S. Government obligations, aggregated $12,892,134 and $18,918,039, respectively.
5. Capital. The charter permits the Fund to issue 196,750,000 shares of common stock (par value $0.001). The Board has authorized the repurchase of up to 1,700,000 shares on the open market when the shares are trading at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the year ended December 31, 2010, the Fund repurchased and retired 235,084 shares of common stock in the open market at a cost of $1,637,367 and an average discount of approximately 12.19% from its NAV.
     During the year ended December 31, 2009, the Fund repurchased and retired 183,400 shares of common stock in the open market at a cost of $1,130,743 and an average discount of approximately 16.08% from its NAV.
Transactions in common stock were as follows:

	Year Ended		Year Ended
	December 31, 2010		December 31, 2009
	Shares	Amount	Shares	Amount
Net decrease from repurchase of common shares	(235,084)	$(1,637,367)	(183,400)	$(1,130,743)
     The Fund’s Articles of Incorporation authorize the issuance of up to 2,000,000 shares of $0.001 par value Cumulative Preferred Stock. The Cumulative Preferred Stock is senior to the common stock and results in the financial leveraging of the common stock. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on shares of the Cumulative Preferred Stock are cumulative. The Fund is required by the 1940 Act and by the Articles Supplementary to meet certain asset coverage tests with respect to the Cumulative Preferred Stock. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the 6.00% Series B and Series C Auction Rate Cumulative Preferred Stock at redemption prices of $25.00 and $25,000, respectively, per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed and variable rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.
     On March 31, 2003, the Fund received net proceeds of $24,009,966 (after underwriting discounts of $787,500 and offering expenses of $202,534) from the public offering of 1,000,000 shares of 6.00% Series B Cumulative Preferred Stock (“Series B Stock”). Commencing April 2, 2008 and thereafter, the Fund, at its option, may redeem the Series B Stock in whole or in part at the redemption price at any time. The Board has authorized the repurchase of Series B Stock in the open market at prices less than the $25 liquidation value per share. During the year ended December 31, 2010, the Fund repurchased and retired 101 shares of Series B Stock in the open market at a cost of $2,476, and an average discount of approximately 2.00% from its liquidation preference. At the times the Fund repurchased its Series B Stock, the total return on the NAV of the Common Shares did not exceed the dividend rate of the Series B Stock; therefore advisory fees were not paid on these shares. At December 31, 2010, 791,014 shares of 6.00% Series B Cumulative Preferred Stock were outstanding and accrued dividends amounted to $16,480.
     During the year ended December 31, 2009, the Fund repurchased and retired 20,134 shares of Series B Stock in the open market at a cost of $455,347, and an average discount of approximately 9.58% from its liquidation preference
     On March 31, 2003, the Fund received net proceeds of $24,547,465 (after underwriting discounts of $250,000 and offering expenses of $202,535) from the public offering of 1,000 shares of Series C Stock. The dividend rate, as set by the auction process, which is generally held every seven days, is expected to vary with short-term interest rates. Since February 2008, the number of

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
Series C Stock subject to bid orders by potential holders has been less than the number of Series C Stock subject to sell orders. Therefore, the weekly auctions have failed, and the dividend rate since then has been the maximum rate. In that event, holders that have submitted sell orders may not be able to sell any or all of the Series C Stock for which they have submitted sell orders. The current maximum rate is 150% of the “AA” Financial Composite Commercial Paper Rate on the date of such auction. The dividend rates of Series C Stock ranged from 0.105% to 0.420% for the year ended December 31, 2010. Existing shareholders may submit an order to hold, bid, or sell such shares on each auction date. Shareholders of the Series C Stock may also trade their shares in the secondary market. The Fund, at its option, may redeem the Series C Stock in whole or in part at the redemption price at any time. There were no redemptions of Series C Stock during the year ended December 31, 2010. At December 31, 2010, 600 shares of Series C Stock were outstanding with an annualized dividend rate of 0.345% per share and accrued dividends amounted to $431.
     During the year ended December 31, 2009, the Fund redeemed and retired 300 shares of Series C Stock. Shareholders received the redemption price of $25,000 per share, which was equal to the liquidation preference, together with any accumulated and unpaid dividends, for each share redeemed.
     The holders of Cumulative Preferred Stock generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common stock as a single class. The holders of Cumulative Preferred Stock voting together as a single class also have the right currently to elect two Directors and under certain circumstances are entitled to elect a majority of the Board. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the preferred stock, voting as a single class, will be required to approve any plan of reorganization adversely affecting the preferred stock, and the approval of two-thirds of each class, voting separately, of the Fund’s outstanding voting stock must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding preferred stock and a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities are required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.
     The Fund filed a $200,000,000 shelf registration with the SEC that was effective June 12, 2008, enabling the Fund to offer additional preferred shares. Offering costs of $87,001 relating to the shelf registration were written off in 2010.
6. Industry Concentration. Because the Fund primarily invests in common stocks and other securities of foreign and domestic companies in the telecommunications, media, publishing, and entertainment industries, its portfolio may be subject to greater risk and market fluctuations than a portfolio of securities representing a broad range of investments.
7. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.
8. Other Matters. On April 24, 2008, the Adviser entered into a settlement with the SEC to resolve an inquiry regarding prior frequent trading activity in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. In the administrative settlement order, the SEC found that the Adviser had willfully violated Section 206(2) of the 1940 Act, Section 17(d) of the 1940 Act and Rule 17d-1 thereunder, and had willfully aided and abetted and caused violations of Section 12(d)(1)(B)(i) of the 1940 Act. Under the terms of the settlement, the Adviser, while neither admitting nor denying the SEC’s findings and allegations, paid $16 million (which included a $5 million civil monetary penalty), approximately $12.8 million of which is in the process of being paid to shareholders of the Global Growth Fund in accordance with a plan developed by an independent distribution consultant and approved by the independent directors of the Global Growth Fund and acceptable to the staff of the SEC, and agreed to cease and desist from future violations of the above referenced federal securities laws and rule. The SEC order also noted the cooperation that the Adviser had given the staff of the SEC during its inquiry. The settlement did not have a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement. On the same day, the SEC filed a civil action against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer is also an officer of the Fund, the Global Growth Fund, and other funds in the Gabelli/GAMCO fund complex. The officer denied the allegations and is continuing in his positions with the Adviser and the funds. The court dismissed certain claims and found that the SEC was not entitled to pursue various remedies against the officer while leaving one remedy in the event the SEC were able to prove violations of law. The court subsequently dismissed without prejudice the remaining remedy against the officer, which would allow the SEC to appeal the court’s rulings. On October 29, 2010 the SEC filed its appeal with the U.S. Court of Appeals for the Second Circuit regarding the lower court’s orders. The Adviser currently expects that any resolution of the action against the officer will not have a material adverse impact on the Fund or the Adviser or its ability to fulfill its obligations under the Advisory Agreement.
9. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors and Shareholders of
The Gabelli Global Multimedia Trust Inc.:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Gabelli Global Multimedia Trust Inc. (hereafter referred to as the “Trust”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
New York, New York
February 28, 2011

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
ADDITIONAL FUND INFORMATION (Unaudited)
     On February 22, 2010, the Board of Directors of GAMCO Investors, Inc. announced the addition of Christopher J. Marangi to the investment team of the Fund. Mr. Marangi joins Mario J. Gabelli and Lawrence J. Haverty.
     Mr. Marangi joined Gabelli as an analyst in 2003 and currently leads the digital research team covering the global media and telecommunications industries. Mr. Marangi has appeared on Bloomberg television and radio and is frequently cited by publications including, the Wall Street Journal, Barron’s, Broadcasting & Cable, and Hollywood Reporter. He has been the Associate Portfolio Manager of The Gabelli Value Fund since 2006. Prior to joining the firm, Mr. Marangi was an investment banking analyst at J.P. Morgan & Co., and then an Associate at Wellspring Capital Management, a private equity firm. He graduated magna cum laude and Phi Beta Kappa from Williams College and holds an MBA from Columbia University Graduate School of Business.
     The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Global Multimedia Trust Inc. at One Corporate Center, Rye, NY 10580-1422.

		Number of
	Term of	Funds in Fund
Name, Position(s)	Office and	Complex
Address[1]	Length of	Overseen by	Principal Occupation(s)	Other Directorships
and Age	Time Served[2]	Director	During Past Five Years	Held by Director[5]
INTERESTED DIRECTORS[3]:

Mario J. Gabelli Director and Chief Investment Officer Age: 68	Since 1994***	26	Chairman and Chief Executive Officer of GAMCO Investors, Inc. and Chief Investment Officer — Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies in the Gabelli/GAMCO Funds complex; Chief Executive Officer of GGCP, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications)

INDEPENDENT DIRECTORS[6]:

Anthony J. Colavita[4] Director Age: 75	Since 2001***	34	President of the law firm of Anthony J. Colavita, P.C.	—

James P. Conn[4] Director Age: 72	Since 1994**	18	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings Ltd. (insurance holding company) (1992-1998)	Director of First Republic Bank (banking) through January 2008 and LaQuinta Corp. (hotels) through January 2006

Gregory R. Dube Director Age: 56	Since 2010***	1	Managing Member Roseheart Associates, LLC	—

Frank J. Fahrenkopf Jr. Director Age: 71	Since 1999*	6	President and Chief Executive Officer of the American Gaming Association; Co-Chairman of the Commission on Presidential Debates; Former Chairman of the Republican National Committee (1983-1989)	Director of First Republic Bank (banking)

Anthony R. Pustorino Director Age: 85	Since 1994**	13	Certified Public Accountant; Professor Emeritus, Pace University	Director of The LGL Group, Inc. (diversified manufacturing) (2002-2010)

Werner J. Roeder, MD Director Age: 70	Since 1999*	22	Medical Director of Lawrence Hospital and practicing private physician	—

Salvatore J. Zizza Director Age: 65	Since 1994*	28	Chairman and Chief Executive Officer of Zizza & Co., Ltd. (private holding company) and Chief Executive Officer of General Employment Enterprises, Inc.	Director of Harbor BioSciences, Inc. (biotechnology); and Trans-Lux Corporation (business services); Chairman of each of BAM (manufacturing); Metropolitan Paper Recycling (recycling); Bergen Cove Realty Inc. (real estate); Bion Environmental Technologies (technology) (2005-2008); Director of Earl Scheib Inc. (automotive painting) through April 2009

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
ADDITIONAL FUND INFORMATION (Unaudited) (Continued)

Term of
Name, Position(s)	Office and
Address[1]	Length of	Principal Occupation(s)
and Age	Time Served[2]	During Past Five Years
OFFICERS:

Bruce N. Alpert President Age: 59	Since 2003	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988 and an officer of all of the registered investment companies in the Gabelli/GAMCO Funds complex; Director of Teton Advisors, Inc. since 1998; Chairman of Teton Advisors, Inc. 2008 to 2010; President of Teton Advisors, Inc. 1998 through 2008; Senior Vice President of GAMCO Investors, Inc. since 2008

Carter W. Austin Vice President and Ombudsman Age: 44	Since 2010	Vice President of other closed-end funds within the Gabelli Funds complex; Vice President of Gabelli Funds, LLC since 1996

Laurissa M. Martire Vice President Age: 34	Since 2004	Vice President of other closed-end funds within the Gabelli Funds complex; Assistant Vice President of GAMCO Investors, Inc. since 2003

Agnes Mullady Treasurer and Secretary Age: 52	Since 2006	Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds complex; Senior Vice President of U.S. Trust Company, N.A. and Treasurer and Chief Financial Officer of Excelsior Funds from 2004 through 2005

Peter D. Goldstein Chief Compliance Officer Age: 57	Since 2004	Director of Regulatory Affairs at GAMCO Investors, Inc. since 2004; Chief Compliance Officer of all of the registered investment companies in the Gabelli/GAMCO Funds complex

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

[2]	The Fund’s Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

* — Term expires at the Fund’s 2011 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

** — Term expires at the Fund’s 2012 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

***— Term expires at the Fund’s 2013 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]	“Interested person” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Mr. Gabelli is considered an “interested person” because of his affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser, and Gabelli & Company, Inc., which executes portfolio transactions for the Fund, and as a controlling shareholder because of the level of his ownership of common shares of the Fund.

[4]	Represents holders of the Fund’s Preferred Stock.

[5]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[6]	Directors who are not interested persons are considered “Independent” Directors.
Certifications
     The Fund’s Chief Executive Officer has certified to the New York Stock Exchange (“NYSE”) that, as of July 29, 2010, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund reports to the SEC on Form N-CSR which contains certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s disclosure in such reports and that are required by Rule 30a-2(a) under the 1940 Act.

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
INCOME TAX INFORMATION (Unaudited)
December 31, 2010
Cash Dividends and Distributions

			Total Amount	Ordinary	Dividend
	Payable	Record	Paid	Investment	Return of	Reinvestment
	Date	Date	Per Share	Income	Capital	Price
Common Shares
	06/23/10	06/16/10	$0.20000	$0.01890	$0.18110	$7.02827
	09/23/10	09/16/10	0.20000	0.01890	0.18110	7.67849
	12/17/10	12/14/10	0.20000	0.01890	0.18110	8,14092

			$0.60000	$0.05670	$0.54330

6.000% Series B Cumulative Preferred Stock
	03/26/10	03/19/10	$0.37500	$0.37500
	06/28/10	06/21/10	0.37500	0.37500
	09/27/10	09/20/10	0.37500	0.37500
	12/27/10	12/17/10	0.37500	0.37500

			$1.50000	$1.50000
Series C Auction Rate Cumulative Preferred Stock
     Series C Auction Rate Cumulative Preferred Stock pays dividends weekly based on a rate set at auction, usually held every seven days. There were no 2010 distributions derived from long-term capital gains for the Series C Auction Rate Cumulative Preferred Stock.
     A Form 1099-DIV has been mailed to all shareholders of record for the distributions mentioned above, setting forth specific amounts to be included in the 2010 tax returns. Ordinary income distributions include net investment income and realized net short-term capital gains, if any. Ordinary income is reported in box 1a of Form 1099-DIV. Capital gain distributions are reported in box 2a of Form 1099-DIV. There were no long-term gain distributions for the year ended December 31, 2010.
Corporate Dividends Received Deduction, Qualified Dividend Income, and U.S. Government Securities Income
     The Fund paid to 6.000% Series B Cumulative Preferred shareholders ordinary income dividends of $1.50 per share in 2010. The Fund paid weekly distributions to Series C Auction Rate Cumulative Preferred shareholders at varying rates throughout the year, including an ordinary income dividend totaling $66.47 per share in 2010. For the year ended December 31, 2010, none of the ordinary dividend qualified for the dividends received deduction available to corporations and none of the ordinary income distribution was qualified dividend income. The percentage of ordinary income dividends paid by the Fund during 2010 derived from U.S. Treasury securities was 0.00%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Fund did not meet this strict requirement in 2010. The percentage of U.S. Government securities held as of December 31, 2010 was 4.25%.
Historical Distribution Summary

		Short-Term	Long-Term	Non-Taxable		Adjustment
	Investment	Capital	Capital	Return of	Total	to
	Income (b)	Gains (b)	Gains	Capital	Distributions(e)	Cost Basis
Common Stock
2010	—	$0.05670	—	$0.54330	$0.60000	$0.54330
2009	—	—	—	—	—	—
2008	—	—	—	0.57000	0.57000	0.57000	(d)
2007	$0.07790	0.26410	$0.40800	—	0.75000	—
2006	0.23073	0.01224	0.38703	—	0.63000	—
2005	0.12450	0.00800	0.46750	—	0.60000	—
2004	—	—	—	—	—	—
2003	—	—	—	—	—	—
2002	—	—	—	—	—	—
2001	0.00580	0.01060	0.04360	—	0.06000	—
2000(a)	0.16300	0.20880	1.20320	—	1.57500	—
1999	—	1.28340	2.33660	—	3.62000	—
1998	—	0.19950	0.60050	—	0.80000	—
1997	0.00580	0.26820	0.57600	—	0.85000	—
1996	0.01030	0.07900	0.28570	—	0.37500	—
1995(c)	0.07880	0.15290	0.01830	—	0.25000	—
1994	0.03050	0.00100	0.00140	0.01710	0.05000	0.01710	(d)
6.000% Series B Cumulative Preferred Stock
2010	—	$1.50000	—	—	$1.50000	—
2009	$0.40680	—	—	$1.09320	1.50000	$1.09320
2008	1.24360	—	—	0.25640	1.50000	0.25640
2007	0.15560	0.52840	$0.81600	—	1.50000	—
2006	0.54940	0.02930	0.91230	—	1.50000	—
2005	0.31120	0.02000	1.16880	—	1.50000	—
2004	0.41320	0.28440	0.80240	—	1.50000	—
2003	—	—	1.10420	—	1.10420	—
Series C Auction Rate Cumulative Preferred Stock
2010	—	$66.47000	—	—	$66.47000	—
2009	$19.14269	—	—	$51.45731	70.60000	$51.45731
2008	628.35200	—	—	129.44800	757.80000	129.44800
2007	140.12030	475.50103	$734.35867	—	1,349.98000	—
2006	447.80000	23.74500	751.09500	—	1,222.64000	—
2005	172.40170	11.08530	647.7330	—	831.22000	—
2004	103.27300	71.04640	200.52090	—	374.87000	—
2003	—	—	227.06000	—	227.06000	—

(a)	On June 19, 2000, the Company also distributed Rights equivalent to $1.46 per share based upon full subscription of all issued shares.

(b)	Taxable as ordinary income.

(c)	On August 11, 1995, the Company also distributed Rights equivalent to $0.46 per share based upon full subscription of all issued shares.

(d)	Decrease in cost basis.

(e)	Total amounts may differ due to rounding.
     All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

DIRECTORS AND OFFICERS
THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
One Corporate Center, Rye, NY 10580-1422
Directors
Mario J. Gabelli, CFA
      Chairman & Chief Executive Officer,
      GAMCO Investors, Inc.
Anthony J. Colavita
      President,
      Anthony J. Colavita, P.C.
James P. Conn
      Former Managing Director &
      Chief Investment Officer,
      Financial Security Assurance Holdings Ltd.
Gregory R. Dube
      Managing Member, Roseheart Associates, LLC
Frank J. Fahrenkopf, Jr.
      President & Chief Executive Officer,
      American Gaming Association
Anthony R. Pustorino
      Certified Public Accountant,
      Professor Emeritus, Pace University
Werner J. Roeder, MD
      Medical Director,
      Lawrence Hospital
Salvatore J. Zizza
      Chairman, Zizza & Co., Ltd.
Officers
Bruce N. Alpert
      President
Carter W. Austin
      Vice President & Ombudsman
Peter D. Goldstein
      Chief Compliance Officer
Laurissa M. Martire
      Vice President
Agnes Mullady
      Treasurer & Secretary
Investment Adviser
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422
Custodian
State Street Bank and Trust Company
Counsel
Paul, Hastings, Janofsky & Walker LLP
Transfer Agent and Registrar
Computershare Trust Company, N.A.
Stock Exchange Listing

		6.00%
	Common	Preferred
NYSE—Symbol:	GGT	GGT PrB
Shares Outstanding:	13,575,669	791,014
The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Specialized Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Specialized Equity Funds.”
The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.
The NASDAQ symbol for the Net Asset Value is “XGGTX.”
For general information about the Gabelli Funds, call 800-GABELLI (800-422-3554), fax us at 914-921-5118, visit Gabelli Funds’ Internet homepage at: www.gabelli.com, or e-mail us at: closedend@gabelli.com
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may, from time to time, purchase shares of its common stock in the open market when the Fund’s shares are trading at a discount of 5% or more from the net asset value of the shares. The Fund may also, from time to time, purchase shares of its preferred stock in the open market when the preferred shares are trading at a discount to the liquidation value.

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
One Corporate Center, Rye, NY 10580-1422
Phone: 800-GABELLI (800-422-3554) Fax: 914-921-5118 Internet: www.gabelli.com e-mail: closedend@gabelli.com GGT Q4/2010

Item 2. Code of Ethics.
(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.
Item 3. Audit Committee Financial Expert.
As of the end of the period covered by the report, the registrant’s Board of Directors has determined that Anthony R. Pustorino is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
Audit Fees
(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $47,400 for 2009 and $38,867 for 2010.
Audit-Related Fees
(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $13,000 for 2009 and $8,333 for 2010. Audit-related fees represent services provided in the preparation of Preferred Shares Reports.
Tax Fees
(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $4,000 for 2009 and $3,625 for 2010. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.
All Other Fees
(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2009 and $0 for 2010.
(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:
(b) 100%
(c) 100%
(d) N/A
(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2009 and $0 for 2010.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed registrants.
The registrant has a separately designated audit committee consisting of the following members: Anthony R. Pustorino, Werner J. Roeder and Salvatore J. Zizza.
Item 6. Investments.
(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The Proxy Voting Policies are attached herewith.

The Voting of Proxies on Behalf of Clients
     Rules 204(4)-2 and 204-2 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.
     These procedures will be used by GAMCO Asset Management Inc., Gabelli Funds, LLC, Gabelli Securities, Inc., and Teton Advisors, Inc. (collectively, the “Advisers”) to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client’s proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).
I. Proxy Voting Committee
     The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee.
     Meetings are held as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.
     In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Corporate Governance Service (“ISS”), other third-party services and the analysts of Gabelli & Company, Inc., will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is (1) consistent with the recommendations of the issuer’s Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer’s Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.
     All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the

1

recommendations of ISS or other third party services and the analysts of Gabelli & Company, Inc., will be presented to the Proxy Voting Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.
A.	Conflicts of Interest.

The Advisers have implemented these proxy voting procedures in order to prevent conflicts of interest from influencing their proxy voting decisions. By following the Proxy Guidelines, as well as the recommendations of ISS, other third-party services and the analysts of Gabelli & Company, the Advisers are able to avoid, wherever possible, the influence of potential conflicts of interest. Nevertheless, circumstances may arise in which one or more of the Advisers are faced with a conflict of interest or the appearance of a conflict of interest in connection with its vote. In general, a conflict of interest may arise when an Adviser knowingly does business with an issuer, and may appear to have a material conflict between its own interests and the interests of the shareholders of an investment company managed by one of the Advisers regarding how the proxy is to be voted. A conflict also may exist when an Adviser has actual knowledge of a material business arrangement between an issuer and an affiliate of the Adviser.

In practical terms, a conflict of interest may arise, for example, when a proxy is voted for a company that is a client of one of the Advisers, such as GAMCO Asset Management Inc. A conflict also may arise when a client of one of the Advisers has made a shareholder proposal in a proxy to be voted upon by one or more of the Advisers. The Director of Proxy Voting Services, together with the Legal Department, will scrutinize all proxies for these or other situations that may give rise to a conflict of interest with respect to the voting of proxies.

B.	Operation of Proxy Voting Committee

For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer and any recommendations by Gabelli & Company, Inc. analysts. The Chief Investment Officer or the Gabelli & Company, Inc. analysts may be invited to present their viewpoints. If the Director of Proxy Voting Services or the Legal Department believe that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel will

2

provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of Advisers may diverge, counsel will so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will provide an opinion concerning the likely risks and merits of such an appraisal action.
     Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.
     Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. Written minutes of all Proxy Voting Committee meetings will be maintained. The Advisers subscribe to ISS, which supplies current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues.
     If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter will be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.
II. Social Issues and Other Client Guidelines
     If a client has provided special instructions relating to the voting of proxies, they should be noted in the client’s account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers’ policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers will abstain with respect to those shares.
III. Client Retention of Voting Rights
     If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.
     • Operations
     • Legal Department

3

     • Proxy Department
     • Investment professional assigned to the account
     In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information including recommendations of ISS or other third-party services.
IV. Voting Records
     The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers will supply information on how an account voted its proxies upon request.
     A letter is sent to the custodians for all clients for which the Advisers have voting responsibility instructing them to forward all proxy materials to:
[Adviser name]
Attn: Proxy Voting Department
One Corporate Center
Rye, New York 10580-1433
The sales assistant sends the letters to the custodians along with the trading/DTC instructions. Proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.
V. Voting Procedures
1. Custodian banks, outside brokerage firms and clearing firms are responsible for forwarding proxies directly to the Advisers.
Proxies are received in one of two forms:
•	Shareholder Vote Authorization Forms (“VAFs”) — Issued by Broadridge Financial Solutions, Inc. (“Broadridge”) VAFs must be voted through the issuing institution causing a time lag. Broadridge is an outside service contracted by the various institutions to issue proxy materials.
•	Proxy cards which may be voted directly.
2. Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system according to security.
3. In the case of a discrepancy such as an incorrect number of shares, an improperly signed or dated card, wrong class of security, etc., the issuing custodian is notified by phone. A corrected proxy is requested. Any arrangements are made to insure that a

4

proper proxy is received in time to be voted (overnight delivery, fax, etc.). When securities are out on loan on record date, the custodian is requested to supply written verification.
4. Upon receipt of instructions from the proxy committee (see Administrative), the votes are cast and recorded for each account on an individual basis.
Records have been maintained on the Proxy Edge system. The system is backed up regularly.
Proxy Edge records include:
          Security Name and Cusip Number
          Date and Type of Meeting (Annual, Special, Contest)
          Client Name
          Adviser or Fund Account Number
          Directors’ Recommendation
          How GAMCO voted for the client on each issue
5. VAFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.
6. Shareholder Vote Authorization Forms issued by Broadridge are always sent directly to a specific individual at Broadridge.
7. If a proxy card or VAF is received too late to be voted in the conventional matter, every attempt is made to vote on one of the following manners:
•	VAFs can be faxed to Broadridge up until the time of the meeting. This is followed up by mailing the original form.
•	When a solicitor has been retained, the solicitor is called. At the solicitor’s direction, the proxy is faxed.
8.	In the case of a proxy contest, records are maintained for each opposing entity.

9.	Voting in Person
a) At times it may be necessary to vote the shares in person. In this case, a “legal proxy” is obtained in the following manner:
•	Banks and brokerage firms using the services at Broadridge:
     The back of the VAF is stamped indicating that we wish to vote in person. The forms are then sent overnight to Broadridge. Broadridge issues individual legal proxies and

5

sends them back via overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using Broadridge may be implemented.
•	Banks and brokerage firms issuing proxies directly:

The bank is called and/or faxed and a legal proxy is requested.
All legal proxies should appoint:
“Representative of [Adviser name] with full power of substitution.”
b) The legal proxies are given to the person attending the meeting along with the following supplemental material:
•	A limited Power of Attorney appointing the attendee an Adviser representative.
•	A list of all shares being voted by custodian only. Client names and account numbers are not included. This list must be presented, along with the proxies, to the Inspectors of Elections and/or tabulator at least one-half hour prior to the scheduled start of the meeting. The tabulator must “qualify” the votes (i.e. determine if the vote have previously been cast, if the votes have been rescinded, etc. vote have previously been cast, etc.).
•	A sample ERISA and Individual contract.
•	A sample of the annual authorization to vote proxies form.
•	A copy of our most recent Schedule 13D filing (if applicable).

6

Appendix A
Proxy Guidelines
PROXY VOTING GUIDELINES
GENERAL POLICY STATEMENT
It is the policy of GAMCO Investors, Inc. to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither for nor against management. We are for shareholders.
At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.
We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

7

BOARD OF DIRECTORS
The advisers do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.
Factors taken into consideration include:
•	Historical responsiveness to shareholders
This may include such areas as:
•Paying greenmail
•Failure to adopt shareholder resolutions receiving a majority of shareholder votes
•	Qualifications
•	Nominating committee in place
•	Number of outside directors on the board
•	Attendance at meetings
•	Overall performance
SELECTION OF AUDITORS
In general, we support the Board of Directors’ recommendation for auditors.
BLANK CHECK PREFERRED STOCK
We oppose the issuance of blank check preferred stock.
Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.
CLASSIFIED BOARD
A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.
While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look

8

at this proposal on a case-by-case basis taking into consideration the board’s historical responsiveness to the rights of shareholders.
Where a classified board is in place we will generally not support attempts to change to an annually elected board.
When an annually elected board is in place, we generally will not support attempts to classify the board.
INCREASE AUTHORIZED COMMON STOCK
The request to increase the amount of outstanding shares is considered on a case-by-case basis.
Factors taken into consideration include:
•	Future use of additional shares
     •Stock split
     •Stock option or other executive compensation plan
     •Finance growth of company/strengthen balance sheet
     •Aid in restructuring
     •Improve credit rating
     •Implement a poison pill or other takeover defense
•	Amount of stock currently authorized but not yet issued or reserved for stock option plans
•	Amount of additional stock to be authorized and its dilutive effect
We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.
CONFIDENTIAL BALLOT
We support the idea that a shareholder’s identity and vote should be treated with confidentiality.
However, we look at this issue on a case-by-case basis.
In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

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CUMULATIVE VOTING
In general, we support cumulative voting.
Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.
Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.
Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.
DIRECTOR LIABILITY AND INDEMNIFICATION
We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.
EQUAL ACCESS TO THE PROXY
The SEC’s rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents’ written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.
FAIR PRICE PROVISIONS
Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

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We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.
Reviewed on a case-by-case basis.
GOLDEN PARACHUTES
Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.
We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by- case basis.
Note: Congress has imposed a tax on any parachute that is more than three times the executive’s average annual compensation.
ANTI-GREENMAIL PROPOSALS
We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.
LIMIT SHAREHOLDERS’ RIGHTS TO CALL SPECIAL MEETINGS
We support the right of shareholders to call a special meeting.
CONSIDERATION OF NONFINANCIAL EFFECTS OF A MERGER
This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger’s effects on employees, the community, and consumers.

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As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.
Reviewed on a case-by-case basis.
MERGERS, BUYOUTS, SPIN-OFFS, RESTRUCTURINGS
Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.
MILITARY ISSUES
Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.
In voting on this proposal for our non-ERISA clients, we will vote according to the client’s direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.
NORTHERN IRELAND
Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.
In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

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OPT OUT OF STATE ANTI-TAKEOVER LAW
This shareholder proposal requests that a company opt out of the coverage of the state’s takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company’s stock before the buyer can exercise control unless the board approves.
We consider this on a case-by-case basis. Our decision will be based on the following:
•	State of Incorporation
•	Management history of responsiveness to shareholders
•	Other mitigating factors
POISON PILL
In general, we do not endorse poison pills.
In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.
REINCORPORATION
Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.
STOCK OPTION PLANS
Stock option plans are an excellent way to attract, hold and motivate directors and employees. However, each stock option plan must be evaluated on its own merits, taking into consideration the following:
•	Dilution of voting power or earnings per share by more than 10%
•	Kind of stock to be awarded, to whom, when and how much
•	Method of payment

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•	Amount of stock already authorized but not yet issued under existing stock option plans
SUPERMAJORITY VOTE REQUIREMENTS
Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals’ approvals by a simple majority of the shares voting.
LIMIT SHAREHOLDERS RIGHT TO ACT BY WRITTEN CONSENT
Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.
Reviewed on a case-by-case basis.

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Item 8. Portfolio Managers of Closed-End Management Investment Companies.
PORTFOLIO MANAGERS
Mr. Mario J. Gabelli, CFA, is primarily responsible for the day-to-day management of The Gabelli Global Multimedia Trust Inc., (the Trust). Mr. Gabelli has served as Chairman, Chief Executive Officer, and Chief Investment Officer -Value Portfolios of GAMCO Investors, Inc. and its affiliates since their organization.
Lawrence J. Haverty, Jr., CFA, is associate portfolio manager of the Gabelli Global Multimedia Trust. (2005 — present). Prior to 2005 Mr. Haverty was a managing director for consumer discretionary research at State Street Research, the Boston-based subsidiary of Metropolitan Life Insurance Company.
Christopher J. Marangi, Senior Vice President. Mr. Marangi joined Gabelli as an analyst in 2003 and currently leads the digital research team covering the global media and telecommunications industries. He has been the Associate Portfolio Manager of the Gabelli Value Fund since 2006. Prior to joining the firm, Mr. Marangi was an investment banking analyst at J.P. Morgan & Co., and then as Associate at Wellspring Capital Management, a private equity firm. He graduated magna cum laude and Phi Beta Kappa from Williams College and holds and MBA from Columbia University Graduate School of Business.
MANAGEMENT OF OTHER ACCOUNTS
The table below shows the number of other accounts managed by the portfolio managers and the total assets in each of the following categories: registered investment companies, other paid investment vehicles and other accounts as of December 31, 2010. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

				No. of	Total Assets
				Accounts	in Accounts
				where	where
		Total		Advisory Fee	Advisory Fee
Name of Portfolio	Type of	No. of Accounts	Total	is Based on	is Based on
Manager	Accounts	Managed	Assets	Performance	Performance
1. Mario J. Gabelli	Registered Investment Companies:	26	17.0B	8	4.1B

	Other Pooled Investment Vehicles:	16	478.4M	14	470.6M

	Other Accounts:	1,702	14.4B	9	1.9B

2. Lawrence J. Haverty, Jr.	Registered Investment Companies:	0	0	0	0

	Other Pooled Investment Vehicles:	0	0	0	0

	Other Accounts:	5	5.8M	0	0

3. Christopher J. Marangi	Registered Investment Companies:	2	3.3B	0	0

	Other Pooled Investment Vehicles:	0	0	0	0

	Other Accounts:	3	698.7K	0	0

POTENTIAL CONFLICTS OF INTEREST
Actual or apparent conflicts of interest may arise when a Portfolio Manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:
ALLOCATION OF LIMITED TIME AND ATTENTION. Because the portfolio managers manage many accounts, they may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if they were to devote all of their attention to the management of only a few accounts.
ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. If the portfolio managers identify an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among all or many of these accounts or other accounts managed primarily by other portfolio managers of the Adviser, and their affiliates.
PURSUIT OF DIFFERING STRATEGIES. At times, the portfolio managers may determine that an investment opportunity may be appropriate for only some of the accounts for which they exercises investment responsibility, or may decide that certain of these accounts should take differing positions with respect to a particular security. In these cases, the portfolio managers may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more of their accounts.
VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the accounts that they manage. If the structure of the Adviser’s management fee or the portfolio manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the portfolio managers may be motivated to favor certain accounts over others. The portfolio managers also may be motivated to favor accounts in which they have an investment interest, or in which the Adviser, or its affiliates have investment interests. In Mr. Gabelli’s case, the Adviser’s compensation and expenses for the Fund are marginally greater as a percentage of assets than for certain other accounts and are less than for certain other accounts managed by Mr. Gabelli, while his personal compensation structure varies with near-term performance to a greater degree in certain performance fee based accounts than with on-performance based accounts. In addition, he has investment interests in several of the funds managed by the Adviser and its affiliates.
The Adviser, and the Funds have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and their staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.
COMPENSATION STRUCTURE FOR MARIO J. GABELLI
Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing the Trust. Net revenues are determined by deducting from gross investment management fees the firm’s expenses (other than Mr. Gabelli’s compensation) allocable to this Trust. Five closed-end registered investment companies (including this Trust) managed by Mr. Gabelli have arrangements whereby the Adviser will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Additionally, he receives similar incentive based variable compensation for managing other accounts within the firm and its affiliates. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. One of the other registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component is based on a percentage of net revenues to the investment adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Adviser’s parent company, GBL, Mr. Gabelli also receives ten percent of the net operating profits of the parent company. He receives no base salary, no annual bonus, and no stock options.
COMPENSATION STRUCTURE FOR PORTFOLIO MANAGERS OF THE ADVISER OTHER THAN MARIO GABELLI
The compensation of the Portfolio Managers for the Fund is structure to enable the Adviser to attract and retain highly qualified professionals in a competitive environment. The Portfolio Managers receive a compensation package that includes a minimum draw or base salary, equity-based incentive compensation via awards of stock options, and incentive-based variable compensation based on a percentage of net revenue received by the Adviser for managing a Fund to the extent that the amount exceeds a minimum level of compensation. Net revenues are determined by deducting from gross investment management fees certain of the firm’s expenses (other than the respective Portfolio Manager’s compensation) allocable to the respective Fund (the incentive-based variable compensation for managing other accounts is also based on a percentage of net revenues to the investment adviser for managing the account). This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of equity-based incentive and incentive-based variable compensation is based on an evaluation by the Adviser’s parent, GBL, of quantitative and qualitative performance evaluation criteria. This evaluation takes into account, in a broad sense, the performance of the accounts managed by the Portfolio Manager, but the level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. Generally, greater consideration is given to the performance of larger accounts and to longer term performance over smaller accounts and short-term performance.
OWNERSHIP OF SHARES IN THE FUND
Mario J. Gabelli, Lawrence J. Haverty, Jr. and Christopher J. Marangi owned over $1,000,000, $100,001 — $500,000, and $0 respectively, of shares of the Trust as of December 31, 2010.
(b) Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
REGISTRANT PURCHASES OF EQUITY SECURITIES

			(c) Total Number of	(d) Maximum Number (or
			Shares (or Units)	Approximate Dollar Value) of
	(a) Total Number of		Purchased as Part of	Shares (or Units) that May
	Shares (or Units)	(b) Average Price Paid	Publicly Announced	Yet Be Purchased Under the
Period	Purchased	per Share (or Unit)	Plans or Programs	Plans or Programs
Month #1 07/01/10 through 07/31/10	Common — 2,000 Preferred Series B — N/A	Common — $7.0741 Preferred Series B — N/A	Common — 2,000 Preferred Series B — N/A	Common — 13,586,953 Preferred Series B — 791,014

Month #2 08/01/10 through 08/31/10	Common — 3,200 Preferred Series B — N/A	Common — $6.972 Preferred Series B — N/A	Common — 3,200 Preferred Series B — N/A	Common — 13,583,753 Preferred Series B — 791,014

Month #3 09/01/10 through 09/30/10	Common — 1,300 Preferred Series B — N/A	Common — $7.41 Preferred Series B — N/A	Common — 1,300 Preferred Series B — N/A	Common — 13,582,453 Preferred Series B — 791,014

Month #4 10/01/10 through 10/31/10	Common — 4,000 Preferred Series B — N/A	Common — $7.96 Preferred Series B — N/A	Common — 4,000 Preferred Series B — N/A	Common — 13,578,453 Preferred Series B — 791,014

Month #5 11/01/10 through 11/30/10	Common — N/A Preferred Series B — N/A	Common — N/A Preferred Series B — N/A	Common — N/A Preferred Series B — N/A	Common — 13,578,453 Preferred Series B — 791,014

Month #6 12/01/10 through 12/31/10	Common — N/A Preferred Series B — N/A	Common — N/A Preferred Series B — N/A	Common — N/A Preferred Series B — N/A	Common —13,575,668 Preferred Series B — 791,014

Total	Common — 10,500 Preferred Series B — N/A	Common — $7.4790 Preferred Series B — N/A	Common — 10,500 Preferred Series B — N/A	N/A
Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:
a.	The date each plan or program was announced — The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund’s quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b.	The dollar amount (or share or unit amount) approved — Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 5% or more from the net asset value of the shares.

Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to the liquidation value of $25.00.

c.	The expiration date (if any) of each plan or program — The Fund’s repurchase plans are ongoing.

d.	Each plan or program that has expired during the period covered by the table — The Fund’s repurchase plans are ongoing.

e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. — The Fund’s repurchase plans are ongoing.
Item 10. Submission of Matters to a Vote of Security Holders.
On November 22, 2010, the Board of Directors (the “Board”) of The Gabelli Global Multimedia Trust Inc. (the “Fund”) approved and adopted amendments (the “Amendments”) to the Amended and Restated Bylaws of the Fund. The Amendments were effective as of November 22, 2010.
Item 11. Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	The Gabelli Global Multimedia Trust Inc.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 3/9/11
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert Bruce N. Alpert, Principal Executive Officer

Date 3/9/11

By (Signature and Title)*	/s/ Agnes Mullady Agnes Mullady, Principal Financial Officer and Treasurer

Date 3/9/11

*	Print the name and title of each signing officer under his or her signature.